SCHEDULE 14C

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                   of the Securities and Exchange Act of 1934



Check the appropriate box:

[ ] Preliminary information statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2).

[X] Definitive information statement

                                eDiets.com, Inc.
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                (Name of Registrant as Specified in Its Charter)


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Payment of Filing Fee (check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

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

         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, schedule or registration statement no.:

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         (3) Filing party:

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         (4) Date filed:

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                                       ii
                                eDIETS.COM, INC.
                           3467 W. Hillsboro Boulevard
                         Deerfield Beach, Florida 33442

                             NOTICE TO STOCKHOLDERS

         The accompanying Information Statement is being mailed on or about October 25, 2000 to all stockholders of record on October 19, 2000 of eDiets.com, Inc. (the "Company") in connection with the approval by the stockholders of the eDiets.com, Inc. Stock Option Plan (the "Plan").

         The Plan was adopted by the Board of Directors on November 17, 1999. On August 9, 2000, the Board amended the Plan to increase the number of shares of common stock subject to the Plan from 1,830,000 to 2,730,000. On September 18, 2000, the Board of Directors further amended the Plan to provide that in the event of the termination of an optionee's employment or association with the Company (other than for cause) or in the event of an optionee's disability or death, the three and twelve month period respectively during which the option may be exercised (as provided in the Plan) may be extended by the Board or the Compensation Committee in their sole discretion.

         Holders representing a majority of the outstanding voting stock of eDiets.com, Inc. recently voted by signing a stockholder consent to approve the Plan as amended. Information concerning the Plan and the August and September amendments are described in greater detail in the accompanying Information Statement.

         The accompanying Information Statement is furnished only to inform stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities and Exchange Act of 1934.

             WE ARE NOT ASKING FOR A PROXY. DO NOT SEND US A PROXY.

                                             By Order of the Board of Directors


                                             s/ David J. Schofield
                                             ----------------------------------
                                             David J. Schofield, President and
                                             Chief Executive Officer

October 25, 2000
                                eDIETS.COM, INC.
                           3467 W. Hillsboro Boulevard
                         Deerfield Beach, Florida 33442

                              INFORMATION STATEMENT
                                October 23, 2000
                 APPROVAL OF eDIETS.COM, INC. STOCK OPTION PLAN

General.

         This Information Statement is being delivered by eDiets.com, Inc., a Delaware corporation, (the "Company") in connection with the approval by the stockholders of the Company's Stock Option Plan, as amended (the "Plan"). On October 19, 2000, the holders of 8,699,494 shares of the Company's common stock constituting 64.2% of the issued and outstanding stock of the Company, delivered to the Company a written consent approving the adoption of the Plan, as amended. This Information Statement is being mailed on or about October 25, 2000 to stockholders of the Company on October 19, 2000 (the "Record Date"). This Information Statement is intended to serve as notice of adoption of the Plan by non-unanimous written consent of the Company's stockholders as contemplated by
Section 228 of the Delaware General Corporation Law. It is being delivered only to inform stockholders of the corporate action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities and Exchange Act of 1934.

             WE ARE NOT ASKING FOR A PROXY. DO NOT SEND US A PROXY.

Voting Information.

         The Company has one class of voting securities issued and outstanding, shares of common stock, par value $.001 per share. As of the Record Date, there were 13,553,104 shares of common stock issued and outstanding. The approval of a majority of the issued and outstanding shares are required to approve the Plan. As of the Record Date, the Board of Directors has received written consents from the holders of 8,699,494 shares approving the Plan, representing approximately
64.2 % of the issued and outstanding shares. Delaware law does not afford to the Company's stockholders the opportunity to dissent from the action described in this Information Statement or in connection therewith to receive value for their shares.

                   APPROVAL OF THE eDIET.COM STOCK OPTION PLAN

Introduction.

         The Board of Directors adopted the eDiets.com, Inc. Stock Option Plan (the "Plan") as of November 17, 1999. The Plan is intended to encourage ownership of the Company's shares by employees, directors, consultants and advisors in order to attract and retain such persons in the employ of the Company or to provide services to the Company and to provide additional incentives for such persons to promote the success of the Company. Initially, there were reserved, for issuance under the Plan, an aggregate of 1,830,000 shares of common stock. On August 9, 2000, the Board of Directors adopted an amendment to the Plan increasing the number of shares reserved for issuance under the Plan to 2,730,000 shares. On September 18, 2000, the Board of Directors further amended the Plan to provide that in the event of the termination of an Optionee's employment or association with the Company (other than for cause) or in the event of an Optionee's disabililty or death, the three and twelve month period respectfully during which the Option may be exercised (as provided in the Plan) may be extended by the Board or the Compensation Committee in their sole discretion. A copy of the Plan, as amended, is included as Exhibit A to this Information Statement.

Administration.

         The Plan provides for administration by a committee to which the Board of Directors delegates power to act, or the Board of Directors if no committee is selected. Currently, the Plan is administered by the Company's Compensation Committee. Subject to the provisions of the Plan, the Committee is authorized to interpret the provisions of the Plan or of any option or option agreement and to make all rules and determinations which it deems necessary advisable for the administration of the Plan. The Committee also determines which of our employees will be designated as key employees and which of our key employees will be granted options and determines the key non-employees to whom options will be granted.

         The Committee also determines whether the option to be granted will be an "incentive stock option" within the meaning of Section 442 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified option and determines the number of shares for which an option or options will be granted and may provide for acceleration of the right to exercise an option (or portion thereof). The Committee also specifies the terms and conditions upon which options may be granted.

         With respect to incentive options, all such interpretations, rules, determinations, terms and conditions will be made and prescribed in the context of preserving the tax status of the incentive options as incentive stock options within the meaning of Section 422 of the Code.

Eligible Participants of the Plan.

         The Committee may from time to time grant one or more options to one or more key employees or key non-employees and may designate the number of shares to be subject to each option so granted, provided, however, that (i) each participant receiving an incentive option must be one of the Company's employees at the time an incentive option is granted; (ii) no incentive options will be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan or the approval of the Plan by the stockholders; and
(iii) the fair market value of the shares (determined at the time the option is granted) as to which incentive option's are exercisable for the first time by any key employee during any single calendar year (under the Plan and under any other incentive option plan we have) will not exceed $100,000.

         The Committee may authorize the grant of an option to a person not then in the employ of or serving as one of the Company's non-employee Board members, consultants, or independent contractors, conditioned upon such person becoming eligible to become a participant at or prior to the execution of the option agreement evidencing the actual grant of such option.

Terms and Conditions of Options under the Plan.

         General.

         Each option will be set forth in an option agreement, duly executed on behalf of the Company and by the participant to whom such option is granted. Except with respect to Formula Options, discussed below, the exercise price of the shares covered by each option granted under the Plan will be determined by the Committee. The option price per share will be such amount as may be determined by the Committee in its sole discretion on the date of the grant of the option. In the case of an incentive option, if the optionee owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of the Company's share capital, the option price (per share) of the shares covered by each incentive option will be not less than the "fair market value" (as defined in the Plan) of the shares on the date of the grant of the incentive option. In all other cases of incentive options, the option price will be not less than one hundred ten percent (110%) of the fair market value on the date of grant.

         Upon the authorization of the grant of an option, or at any time thereafter, the Committee may prescribe the date or dates on which the option becomes exercisable, and may provide that the option rights become exercisable in installments over a period of years, or upon the attainment of stated goals.

         Unless otherwise specified in an option agreement, a participant who ceases to be an employee or key non-employee for any reason other than death, disability, or termination for cause, may exercise any option granted to such participant, to the extent that the right to purchase shares thereunder has become exercisable on the date of such termination, but only within three (3) months after such date or such greater period of time as the Board or the Committee in their sole discretion shall determine, or, if earlier, within the originally prescribed term of the option, and subject to the condition that no option will be exercisable after the expiration of the term of the option. A participant who ceases to be an employee or key non-employee for cause will, upon such termination, cease to have any right to exercise any option. In the event of a participant's disability or death, the participant or in the case of death, the participant's estate or personal representative, may exercise the option within a period of twelve months or such greater period of time as the Board or the Committee in their sole discretion shall determine, after the date of disability or date of death, as the case may be.

The language "or such greater period of time as the Board or the Committee in their sole discretion shall determine" was included in an amendment to the Plan adopted by the directors in September, 2000 to afford flexibility in extension of the three month and twelve month time periods after termination or employment or association, death or disability, as the case may be.

         Unless otherwise permitted by the Code and by Rule 16b-3 of the Securities and Exchange Act (the "Exchange Act"), if applicable, and approved in advance by the Committee, an option granted to a participant will not be transferable by the participant and will be exercisable, during the participant's lifetime, only by such participant or, in the event of the participant's incapacity, his guardian or legal representative.

Formula Options Under the Plan.

         Each non-employee Board member who served as of November 17, 1999, the effective date of the Plan (the "Effective Date") was granted automatically a formula option to purchase 25,000 shares (the "Formula Option"). In addition, each non-employee Board member elected subsequent to the Effective Date of the Plan was or will be granted automatically a Formula Option to purchase 25,000 shares, as of the date of his or her election. On each year anniversary of the initial grant of a Formula Option to a non-employee Board member, the non-employee Board member will be entitled to an automatic renewal grant of 25,000 Formula Options, provided such individual remains an incumbent non-employee Board member as of such anniversary date. Each Formula Option will be fully exercisable on the date of grant for a period of ten (10) years from the date of grant.

         The purchase price of the shares subject to the Formula Options granted as of the Effective Date of the Plan was $2.00 per share. The purchase price of the shares subject to the Formula Options granted subsequent to the Effective Date will be equal to one hundred percent (100%) of the fair market value as of the date of grant, with such fair market value to be determined as set forth in the Plan.

No Stockholder Rights.

         An optionee shall have no dividend rights, voting rights or any other rights as a stockholder with respect to any shares of common stock covered by an option prior to the issuance of a stock certificate for such common stock.

Amendment and Termination.

         The Board may amend the Plan in any respect, provided, however that any amendment shall be subject to the approval of the Company's stockholders at or before the next annual meeting of the stockholders if such approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the shares may be listed or quoted or if the Board in its discretion, determines to submit such amendment to the stockholders for approval.

         The Board may terminate the Plan at any time. However, no termination or amendment will affect the rights of participants under options previously granted without any participant's consent. Unless previously terminated, the Plan will terminate on November 17, 2009, and no grant shall be made after that date.

Federal Income Tax Consequences.

         The Company believes that under present law, the following are the federal income tax consequences that arise with respect to options granted under the Plan.

         Non-Qualified Options.

         A participant who receives a non-qualified option will not realize taxable income at the time of the grant of the option. In the case of a non-qualified option, the participant must recognize ordinary income at the time of exercise of the option in an amount equal to the excess of (i) the fair market value of the common stock at the time of exercise over (ii) the option exercise price. The Company will be entitled to a tax deduction in the same amount as is recognized by the participant and at the same time, provided it includes and reports such amounts on a timely filed Form W-2 or Form 1099-MISC (or similar such IRS Form filing). Upon a disposition of shares acquired upon exercise of a non-qualified option, any amount received in excess of the market value of the shares at the time of exercise of the option generally will be treated as long-term or short-term capital gain, depending on the holding period of the shares. The Company will not be entitled to any tax deduction upon such subsequent disposition.

         Incentive Options.

         A participant who receives an incentive option will not realize taxable income at the time of grant of the option or at the time of exercising such option. However, the fair market value of the common stock received less the option exercise price is an item of tax preference for purposes of computing the alternative minimum tax. Upon the sale or other disposition of the option shares after the later of (i) two years after the grant date or (ii) one year after the exercise date of the option (the "Required Holding Period"), any gain or loss will be treated as long term capital gain or loss. The tax basis of the option shares in such case generally will equal the amount paid for the shares (plus the amount, if any, includable in the participant's gross income upon exercise of the incentive option as a result of the alternative minimum tax). The Company will not be entitled to a tax deduction with respect to the incentive option or any shares issued pursuant to a participant's exercise of the incentive option under these circumstances. Upon a disposition of the shares before the expiration of the Required Holding Period, including the delivery of any such shares as payment of the purchase price, the participant generally will realize ordinary income in the year of the disposition in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the date at exercise or (ii) the amount realized on such disposition. In such circumstances, the Company may deduct, in the year the participant recognizes income, an amount equal to the ordinary income taxed to the participant. Where the amount realized on the disposition of the common stock is greater than the common stock's fair market value on the date of exercise and the capital gain holding period has been satisfied, the excess of the gain will be subject to long-term capital gain treatment.

Options Granted Under the Plan.

         The following table sets forth certain information concerning the options that the Company has issued under the Plan as of September 30, 2000 to each of the following persons or groups:

           Name and Position                       Options Granted(1)
           -----------------                       ------------------
David R.  Humble,  Chairman                              100,000
of the Board and former Chief
Executive Officer(2)

Isaac  Kier, former Chief                                150,000
Executive Officer(2)

Executive officers as a group                            815,998

All non-executive directors as a group                   450,000

All employees other than                                 315,500
executive officers as a group

(1) The exercise price on the options granted ranged between $1.87 to $2.41 per share. The last reported trade price of the Company's common stock on the OTC Bulletin Board on October 20, 2000 was $1.1875 per share.

(2) Mr. Humble served as the Company's Chief Executive Officer from November, 1999 through August, 2000. Mr. Kier served as the Company's Chief Executive Officer until November, 1999.

Executive Compensation

Cash Compensation

         The following table summarizes all compensation paid by the Company during the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 to its former Chief Executive Officers, and each other executive officer whose annual compensation exceeded $100,000 during the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation                     Long Term Awards
                                              -------------------                     ----------------
                                                                                          Securities
Name and Principal                                                  Other Annual         Underlying         All Other
   Position                Year     Salary($)      Bonus($)        Compensation($)       Options (#)       Compensation
   --------                ----     ---------      --------        ---------------       -----------       ------------
David R. Humble, former     1999      $17,309          $0                  $0               100,000              $0
Chief Executive Officer     1998         0              0                   0                                     0
                            1997         0              0                   0                                     0
Isaac Kier, former Chief    1999         0              0                   0               157,500               0
Executive Officer           1998         0              0                   0                                     0
                            1997         0              0                   0                                     0

Option Grants in the Last Fiscal Year

         The following provides summary information regarding stock options granted to the former Chief Executive Officers during 1999:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (individual grants)

                              Number of         % of Total
                             Securities        Options/SARS
                             Underlying         Granted to      Exercise or
                               Options         Employees in      Base Price     Expiration
          Name               Granted(#)       Fiscal Year(1)       ($/Sh)          Date
         -----               ----------       --------------       ------          ----
David R. Humble               100,000(2)           9.0%             2.00         11/17/04

Isaac Kier                    125,000(2)          14.2%             2.00         11/17/04

                               32,500(2)                            1.425        11/17/04

(1) Also include options granted to members of the Company's Board of Directors, members of the Company's Executive Committee and to a consultant.

(2) These options were exercisable as of the date the Company granted them.

Option Exercises and Holdings

         The following table provides summary information regarding option exercises during 1999 and the value of options held as of that date by the Company's former Chief Executive Officers.

      AGGREGATE OPTION EXERCISES FOR FISCAL 1999 AND YEAR END OPTION VALUES

                                                                                              Value of
                                                                        Number of            Unexercised
                                                                       Unexercised          In-the-Money
                                                                        Options at           Options at
                                                                       December 31,         December 31,
                               Shares                                    1999(#)               1999($)
                              Acquired             Value($)            Exercisable/         Exercisable/
Name                        on Exercise            Realized           Unexercisable         Unexercisable
----                        -----------            --------           -------------         -------------
David R. Humble                  0                     0                100,000/0                 0

Isaac Kier                       0                     0                157,500/0          $18,687.50 (1)

(1) The total value of unexercised in-the-money options is based upon the difference between the $2.00 price per share paid by investors in the Company's 1999 private placement and the exercise price of $1.425 of 32,500 of Mr. Kier's options.

Employment Agreements

         In November 1999, the Company we entered into a three-year employment agreement with Mr. Humble. He receives a base salary of $150,000 per year and a bonus to be determined by the Compensation Committee, based on income before taxes. The employment agreement contains a non-competition provision for the term of employment and two years thereafter and a non-disclosure provision. In August, 2000, in connection with the employment of David J. Schofield as the Company's new Chief Executive Officer and President, Mr. Humble resigned as Chief Executive Officer and continues as Chairman of the Board of Directors.

         In November 1999, Robert T. Hamilton became the Company's Chief Financial Officer. The Company pays Mr. Hamilton an annual base salary of $100,000. The Company also granted him 100,000 five-year stock options which vest in four semi-annual installments over a two year period and are exercisable at $2.00 per share. In addition, the Company agreed to grant him 15,000 additional options at the end of his first full year at an exercise price equal to the fair market value at that time, if he achieves agreed upon performance targets. While Mr. Hamilton does not have an employment agreement for a fixed term, the Company has agreed that if it chooses to terminate his employment without cause, it shall provide him with four months of severance at his then current salary.

         Effective August 21, 2000, the Company entered into a three year employment agreement with David J. Schofield under which he serves as the Company's Chief Executive Officer and President. Mr. Schofield receives an annual base salary of $250,000. He also received a grant of 500,000 stock options which are exercisable over a period of five years at an exercise price of $1.94 per share and vest over a period of three years in six equal semi-annual installments.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table presents certain information as of October 19, 2000 regarding beneficial ownership of the Company's common stock by:

o each person or entity known by the Company's to own beneficially 5% or more of the Company's outstanding common stock;

o        each of the Company's directors;

o        all of the Company's directors and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. The address for each listed director is: c/o eDiets.com, Inc., 3467 W. Hillsboro Boulevard, Suite 2, Deerfield Beach, Florida 33442. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or warrants held by such person that are exercisable within 60 days of October 19, 2000, but exclude shares of common stock underlying options or warrants held by any other person. The percentage of beneficial ownership is based on 13,553,104 shares of common stock outstanding as of October 19, 2000, before any consideration is given to outstanding options, warrants or convertible securities.


              Name and Address                          Number of Shares                    Percent
             of Beneficial Owner                       Beneficially Owned                   of Class
             -------------------                       ------------------                   --------
David R. Humble                                             7,905,065(1)                     57.9%

FG II Management Co., LLC.,                                 1,518,710(2)                     10.8%
20 Dayton  Avenue,
Greenwich, Connecticut 06430

Isaac Kier                                                    986,804(3)                      7.1%

Matthew Gohd                                                  724,750(4)                      5.2%

James M. Meyer                                                192,750(5)                      1.4%

Lee S. Isgur                                                   58,875(6)                        *

David J. Schofield                                                -0-

All directors and executive                                10,229,574(7)                     69.8%
officers as a group (9 persons)

------------------------------------------------------------------------------
*Less than 1%

(1) Includes 100,000 shares issuable upon exercise of vested stock options.

(2) Includes 450,000 shares issuable upon the exercise of warrants issued in the Company's 1999 private placement.

(3) Includes 166,875 shares issuable upon exercise of stock options that are vested or exercisable within 60 days; 62,500 shares issuable upon exercise of warrants issued in private placement; and 156,250 shares and 62,500 shares issuable upon the exercise of warrants issued in the private placement to Coqui Capital Partners, L.P., of which Mr. Kier is the general partner. Mr. Kier disclaims beneficial ownership of shares held by Coqui Capital Partners, L.P. except for his proportional interest therein.

(4) Includes 280,000 shares issuable upon the exercise of warrants issued to the Company's placement agent Whale Securities Co., LP in the 1999 private placement and transferred to Mr. Gohd; 125,000 shares issuable upon exercise of vested stock options; and 62,500 shares issuable upon the exercise of warrants issued in the private placement. Does not include 31,250 shares and 12,500 shares issuable upon the exercise of warrants issued in the private placement to Porpoise Investors I, L.P. Mr. Gohd is the President of the general partner of the general partner of Porpoise Investors I, L.P. and disclaims beneficial ownership of these shares.

(5) Includes 93,750 shares issuable upon the exercise of stock options that are vested or exercisable within 60 days; and 25,000 shares issuable upon the exercise of warrants issued in the private placement.

(6) Includes 34,375 shares issuable upon the exercise of stock options that are vested or exercisable within sixty days.

(7) Includes an aggregate of 361,330 additional shares issuable upon exercise of stock options that are vested or exercisable within 60 days held by three executive officers.

                                eDiets.com, Inc.
                                STOCK OPTION PLAN


1.       PURPOSE AND DEFINITIONS

          A.      PURPOSE OF THE PLAN

                  The Plan is intended to encourage ownership of Shares by Key Employees and Key Non-Employees in order to attract and retain such Key Employees in the employ of the Company or an Affiliate, or to attract such Key Non-Employees to provide services to the Company or an Affiliate, and to provide additional incentive for such persons to promote the success of the Company or an Affiliate.

          B.      DEFINITIONS

                  Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

                  1.       Affiliate means a corporation which, for purposes of
                           Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  2.       Board means the Board of Directors of the Company.

                  3. Code means the Internal Revenue Code of 1986, as amended.

                  4. Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a "non-employee director," within the meaning of the applicable rules promulgated pursuant to the Exchange Act. The failure of any Committee members to qualify as a "non-employee director" shall not otherwise affect the validity of the grant of an option, or the issuance of shares of Common Stock otherwise validly issued upon exercise of any such option. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Option pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee unless the Board determines that the grant of such an Option satisfies the then current Rule 16b-3 requirements under the Exchange Act.

                                                                     EXHIBIT "A"

                           Notwithstanding anything herein to the contrary, and insofar as the Board determines that it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an "outside director" (as defined in regulations or other guidance issued by the Internal Revenue Service under Code Section 162(m)).

                  5. Company means eDiets.com, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

                  6. Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

                  7. Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

                  8. Formula Option means a Nonstatutory Option granted automatically to a Non-Employee Board Member in accordance with Article VI of the Plan.

                  9. Incentive Option means an Option which, when granted, is intended to be an "incentive stock option," as defined in Section 422 of the Code.

                  10. Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who also is serving as all and officer or director of the Company or of an Affiliate), designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

                  11. Key Non-Employee means a Non-Employee Board Member, consultant, or independent contractor of the Company or of an Affiliate who is designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

                  12. Non-Employee Board Member means a director of the Company who is not an employee of the Company or any of its Affiliates. For purposes of this Plan, a Non-Employee Board Member shall be deemed to include the employer of such Non-Employee Board Member, if the Non-Employee Board Member is so required, as a condition of his employment, to provide that any Option granted hereunder be made to the employer.

                  13. Nonstatutory Option means an Option which, when granted, is not intended to be an "incentive stock option," as defined in Section 422 of the Code.

                  14. Option means a right or option granted under the Plan.

                  15. Option Agreement means an agreement between the Company and a participant executed and delivered pursuant to the Plan.

                  16. Participant means a Key Employee to whom one or more Incentive Options or Nonstatutory Options are granted under the Plan, and a Key Non-Employee to whom one or more Nonstatutory Options are granted under the Plan.

                  17. Plan means this Stock Option Plan, as amended from time to time.

                  18. Shares means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: treasury shares or authorized but unissued Common Stock, $.001 par value, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VII of the Plan.

II.      SHARES SUBJECT TO THE PLAN

         The aggregate number of Shares as to which Options may be granted from time to time shall be One Million Eight Hundred Thirty Thousand (1,830,000) Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VII hereof). Subject to the provisions of the immediately preceding paragraph, the maximum number of shares as to which Options may be granted in any calendar year to any one Key Employee shall not exceed 500,000 (subject to adjustment for stock splits, stock dividends and other adjustments described in Article VII hereof).

         If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option, if the Option was not exercised, shall be available for the granting of other Options. Any Option shall be treated as "outstanding" until such Option is exercised in full, terminates or expires under the provisions of the Plan or Option Agreement, or is canceled by agreement of the Company and the Participant.

         Subject to the provisions of Article VII, the aggregate number of Shares as to which Incentive Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within one year before or after the date of the adoption of any such amendment.



III.     ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

         Subject to the provisions of the Plan, the Committee is authorized to:

         A. interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         B. determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Options;

         C. determine the Key Non-Employees to whom Nonstatutory Options shall be granted;

         D. determine whether the Option to be granted shall be an Incentive Option or Nonstatutory Option;

         E. determine the number of Shares for which an Option or Options shall be granted;

         F. provide for the acceleration of the right to exercise an Option (or portion thereof); and

         G. specify the terms and conditions upon which Options may be granted;

         provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of Section 422 of the Code.

         All determinations of the Committee shall be reduced to writing and signed by or on behalf of the Committee. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV.      ELIGIBILITY FOR PARTICIPATION

         The Committee may at any time and from time to time grant one or more Options to one or more Key Employees or Key Non-Employees and may designate the number of Shares to be subject to each Option so granted, provided, however, that (i) each Participant receiving an Incentive Option must be a Key Employee of the Company or of an Affiliate at the time an Incentive Option is granted; (ii) no Incentive Options shall be granted after the expiration of ten (10) years from the earlier of the, date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company; and (iii) the fair market value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Key Employee during any single calendar year (under the Plan and under all other incentive option plan of the Company or an Affiliate) shall not exceed $100,000.

         Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Option to a person not then in the employ of or serving as a Non-Employee Board Member, consultant, or independent contractor of the Company or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the execution of the Option Agreement evidencing the actual grant of such Option.

V.       TERMS AND CONDITIONS OF OPTIONS

         Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

         A.       OPTION PRICE

                  Except with respect to Formula Options as set forth in Article VI, the exercise price of the Shares covered by each Option granted under the Plan shall be determined by the Committee. The Option price per share shall be such amount as may he determined by the Committee in its sole discretion on the date of the grant of the Option. In the case of an Incentive Option, if the optionee owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company, the Option price (per share) of the Shares covered by each Incentive Option shall be not less than the "fair market value" of the Shares on the date of the grant of the Incentive Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the said fair market value on the date of grant. If the Shares are listed on any national securities exchange, the fair market value shall be the closing sales price, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option. If the Shares arc not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported or otherwise the mean average of the closing "Bid" and the closing "Ask" prices, if any, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted on NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

         B.       NUMBER OF SHARES

                  Each Option shall state the number of Shares to which it pertains.

         C.       TERM OF OPTION

                  Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article V to be at least one hundred ten percent (110%) of fair market value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

         D.       DATE OF EXERCISE

                  Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, and may provide that the option rights become exercisable in installments over a period of years, or upon the attainment of stated goals.

         E.       MEDIUM OF PAYMENT

                  The Option price shall be paid on the date of purchase specified in the notice of exercise, as set forth in Paragraph
                  I. It shall be paid in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Article III of the Plan, or in the particular Option Agreement, provide.

         F.       TERMINATION OF EMPLOYMENT

                  1. A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable on (the date of such termination, but only within three (3) months after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate.

                  2. A Participant who ceases to be an employee or Key Non-Employee for cause shall, upon such termination, cease to leave any right to exercise any Option. For purposes of this Plan, cause shall be deemed to include (but shall not be limited to) wrongful appropriation of funds of the Company or an Affiliate, divulging confidential information about the Company or an Affiliate to the public, the commission of a gross misdemeanor or felony, or the performance of any similar action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. The determination of the Board or the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

                  3. A Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability osier than a permanent and total Disability as defined at Paragraph B(6) of
                           Article I hereof), or who is on leave of absence for any purpose permitted by any authoritative interpretation (i.e., regulation, ruling, case law, etc,) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his employment or relationship with the Company or with an Affiliate, except as the Committee may otherwise expressly provide or determine.

                  4. Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this Article V shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant's estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or of an Affiliate or, in the event of death, within twelve (12) months after the date of death of such Participant.

         G.       TOTAL AND PERMANENT DISABILITY

                  A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant (i) to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee, and (ii) if the Option becomes exercisable periodically under Paragraph D, to the extent of any additional rights that would have become exercisable had the participant not become so disabled until after the close of business on the next periodic exercise date.

                  A Disabled Participant shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

         H.       DEATH

                  In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant's death, such Option, to the extent that the right is exercised but not exercised on the date of death, may be exercised by the Participant's estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

         I.       EXERCISE OF OPTION AND ISSUANCE OF STOCK

                  Options shall be exercised by giving written notice to the Company. Such written notice shall: (1) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised, (3) contain the warranty required by Paragraph M of this Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person of persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation, which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of
                  Article VII or otherwise), the Company shall accept payment for the Option Shares and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid non-assessable Shares. In the event of any failure to take up and pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue, with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

         J.       RIGHTS AS A STOCKHOLDER

                  No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or registered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

         K.       ASSIGNABILITY AND TRANSFERIBILITY OF OPTION

                  Unless otherwise permitted by the Code and by Rule 16b-3 of the Exchange Act, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the participant and shall be exercisable, during the Participant's lifetime, only by such Participant or, in the event of the Participant's incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights grazed thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an option or such rights, shall be null and void.

         L.       OTHER PROVISIONS

                  The Option Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Option Agreements authorized under The Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in tie case of incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

         M.       PURCHASE FOR INVESTMENT

                  Unless the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now III force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled- In accordance with the direction of the Committee, the persons who exercise such Option shall warrant to the Company that, at the tune of such exercise, such persons arc acquiring their Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments and affirmations, if any, as the Committee may require. In such event, the persons acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

                  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VI.      FORMULA OPTIONS

         A.        BOARD OPTIONS

                   Each Non-Employee Board Member serving. as of the Effective Date of the Plan shall upon the Effective Date be granted automatically a Formula Option to purchase 25,000 Shares at an exercise price set forth in Section B herein. In addition, each Non-Employee Board Member elected subsequent to the Effective Date of the Plan shall be granted automatically a Formula Option to purchase 25,000 Shares, as of the date of his or tier election, at an exercise price set forth in Section B herein. On each year anniversary of the initial grant of a Formula Option to a Non-Employee Board Member, the Non-Employee Board Member shall be entitled to an automatic renewal grant of 25,000 Formula Options, at an exercise price set forth in Section B herein, provided such individual remains an incumbent Non-Employee Board Member as of such anniversary date. Each Formula Option granted pursuant to this Paragraph VI.A. shall be fully exercisable on the date of grant for a period of ten (10) years from the date of grant.

         B.        EXERCISE PRICE

                   The purchase price of the Shares subject to the Formula Options granted as of the Effective Date of the Plan shall be $2.00 per share. The purchase price of the Shares subject to the Formula Options granted subsequent to the Effective Date hereunder shall be equal to one hundred percent (100%) of the fair market value as of the date of grant, with such fair market value to be determined as set forth in Article V.

         C.        TERMS AND CONDITIONS

                   Formula Options shall be evidenced by an Option Agreement which shall conform, to the requirements of the Plan, and may contain such other provisions not inconsistent therewith, as the Committee shall deem advisable. The provisions of Article V governing Nonstatutory Options, and the exercise and issuance thereof, shall apply to Formula Options to the extent such provisions are not inconsistent with this Article VI.

 VII.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; SALE OF COMPANY SHARES

          In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to, or available for, Participants shall be made in the manner and kind of shares fox the purchase of which Options tray be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and hind of Shares and in the Option price per share subject to outstanding Options. No such adjustment shall be made which shall, within the meaning of
         Section 424 of the Code, constitute such a modification, extension, or renewal of an Option as to cause the adjustment to be considered as the grant of a new Option.

         Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Option in the event of a tender offer for the Company's Shares, the adoption of a plan of merger or consolidation under which all the Shares of the Company would be eliminated, or a sale of all or substantially all of the Company's assets. Alternatively, the Company may, in its sole discretion, cancel any or all Options upon any of the foregoing events and provide for the payment to Participants in cash of an amount equal to the difference between the Option price and the price of a Share, as determined in good faith by the Committee, at the close of business on the date of such event, multiplied by the number of Shares subject to Option so canceled.

         Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date: of such transaction, will become employees or directors of, or consultants to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such oilier corporation or entity for which such Options are substituted shall be canceled immediately.

VIII.    DISSOLUTION OR LIQUIDATION OF THE COMPANY

         Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VII is applicable, all Options granted hereunder shall terminate and become trill and void; provided, however, that if the rights of a Participant under the applicable Options have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

IX.      TERMINATION OF THE PLAN

         The Plan shall terminate ten (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination. Except as may otherwise be provided for under Articles VII and VIII, and not-withstanding the termination of the Plan, any Options granted prior to the effective date of the Plan's termination may be exercised until the earlier of (i) the date set forth in the Option Agreement, or (ii) ten (10) years from the date the Option is granted, and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

X.       AMENDMENT OF THE PLAN

         The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval.

XI.      EMPLOYMENT RELATIONSHIP

         Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.

 XII.    INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member is liable for gross negligence or willful misconduct in the performance of his or leer duties. To receive such indemnification, a Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XIII.    SAVINGS CLAUSE

         This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, and (ii) with respect to executive officers, Code Section 162(m). In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Code Section 162(m)), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Code Section 162(m)) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, no grant of an Option to purchase Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of the grant of such Option, unless the Board determines that the grant of such Option to purchase Shares otherwise satisfies the then current Rule 16b-3 requirements,

XIV.     WITHHOLDING

         Except as otherwise provided by the Committee,

         A. The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withhold with respect to any grant, exercise, or payment made under or as a result of this Plan; and

         B. In the case of any taxable event hereunder, a Participant tray elect, subject to the approval In advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the, minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Participant.

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

XV.      EFFECTIVE DATE

         This Plan shall become effective upon adoption by the Board on the effective date determined by the Board (the "Effective Date"), provided that within one (1) year before or after such adoption by the Board the Plan is approved by the stockholders of the Company.

XVI.     GOVERNING LAW

         This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

                             FIRST AMENDMENT TO THE
                                eDIETS.COM, INC.
                                STOCK OPTION PLAN

         The eDiets.com, Inc. Stock Option Plan shall be amended, effective August 9, 2000, as follows:

         The first paragraph of Article II shall be deleted, and the following is included in its place:

         "The aggregate number of shares as to which Options may be granted from time to time shall be 2,730,000 Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VII hereof). Subject to provisions of the immediately preceding paragraph, the maximum number of shares as to which Options may be granted in any calendar year to any one Key Employee shall not exceed 1,000,000 (subject to adjustment for stock splits, stock dividends and other adjustments described in Article VII hereof)."

                             SECOND AMENDMENT TO THE
                                eDIETS.COM, INC.
                                STOCK OPTION PLAN

         The eDiets.com, Inc. Stock Option Plan shall be amended, effective September 18, 2000, as follows:

         The language: "or such greater period of time as the Board or the Committee in their sole discretion shall determine" shall be added to the following sections:

                  a. Section V F. 1., immediately following the words "but only within three (3) months after such date";

                  b. Section V G., immediately following the words "not more than twelve (12) months"; and

                  c. Section V H., immediately following the words "within twelve (12) months".